UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 11, 2008

Date of report (Date of earliest event reported)

ConAgra Foods, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7275	47-0248710
(Commission File Number)	(IRS Employer Identification No.)

One ConAgra Drive Omaha, NE	68102
(Address of Principal Executive Offices)	(Zip Code)

(402) 595-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 11, 2008, ConAgra Foods, Inc. (the “Company”) will make a presentation to investors at a luncheon hosted by Shields & Company. During the presentation, management is expected to reconfirm expectations for fiscal 2008 earnings per share from continuing operations in the range of $1.80 to $1.85, excluding items impacting comparability. A reconciliation for Regulation G purposes is set forth below. Senior management is also expected to reconfirm previously issued guidance of fiscal 2009 earnings per share from continuing operations, excluding items impacting comparability, of at least $1.55, as well as the following previously issued projections:

Guidance	Near Term	Long Term
Sales	4% +	4%
Earnings Per Share *	8% – 10%	8% – 10%
Return on Invested Capital *	12%+	13%+

*	These metrics (and the projected fiscal 2009 earnings per share calculation noted above) exclude items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of these projections impracticable.

Management believes these non-GAAP financial measures provide a useful tool for investors in examining the Company’s expected operational results for the year and facilitate year-to-year comparisons.

FY08 EPS Reconciliation for Regulation G Purposes

	Q1		Q2	Q3	Q4	Fiscal Year Total
Diluted EPS from Continuing Operations, rounded	$0.36		$0.50	$0.63
Items Impacting Comparability:					**	**
Benefit from Restructuring Charges	(0.02	)*
Expense related to Restructuring Charges				0.02
Peter Pan Recall Costs	0.01	*
Non-Operating Gain on Merger	(0.01	)*
Benefit of Lower than Normal Tax Rate	(0.01	)*		(0.02)
Banquet Pot Pie Recall Costs			0.03

Diluted EPS Excluding Items Impacting Comparability	$0.34		$0.53	$0.63	$0.30 to $0.35	In the range of $1.80 to $1.85

*	Items affecting comparability are each rounded to the nearest penny; the sum of items will not equal $0.34 due to rounding.
**	The timing and amount of items impacting comparability cannot be determined at this time.

This document contains forward-looking statements. These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances. The company undertakes no responsibility to update these statements. Readers of this document should understand that these statements are not guarantees of performance or results. Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-looking statements. These factors include, among other things, the Company’s ability to timely compete the pending sale of its Trading & Merchandising segment, future economic circumstances, industry conditions, the company’s ability to execute its operating and restructuring plans, availability and prices of raw materials, product pricing, competitive environment and related market conditions, operating efficiencies, the ultimate impact of recalls, access to capital, actions of governments and regulatory factors affecting the company’s businesses and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this document, which speak only as of the date made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONAGRA FOODS, INC.

Date: April 11, 2008	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Senior Vice President, General Counsel and Corporate Secretary